WILLIAMS CAPITAL MANAGEMENT TRUST

Williams Capital Government Money Fund

Williams Capital Liquid Assets Fund

Williams Capital U.S. Treasury Fund

Supplement dated April 1, 2013 to the

Prospectuses and Statement of Additional Information dated February 28, 2013

Effective immediately, The Northern Trust Company (“Northern Trust”) will replace The Bank of New York Mellon as the administrator, custodian and accounting agent of Williams Capital Management Trust (the “Trust”). In addition, effective April 13, 2013, Northern Trust will replace UMB Fund Services, Inc. as the transfer agent of the Trust. The principal offices of Northern Trust are located at 50 South LaSalle Street, Chicago, IL 60603.

Investors should read this Supplement in conjunction with the Prospectuses and Statement of Additional Information for the Trust.

Investors should retain this Supplement for future reference.